                                   UAM Funds
                                   Funds for the Informed Investor/sm/

NWQ Special Equity Portfolio
Semi-Annual Report                                                April 30, 2001

                                                                          UAM(R)

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2001

--------------------------------------------------------------------------------

                              TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter .....................................................   1

Statement of Net Assets ..................................................   5

Statement of Operations ..................................................   9

Statement of Changes in Net Assets .......................................  10

Financial Highlights .....................................................  11

Notes to Financial Statements ............................................  13

--------------------------------------------------------------------------------

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

April 30, 2001

Dear Shareholders:

The NWQ Special Equity Portfolio closed the six-month period ending April 30th with the Institutional and Service Classes appreciating 9.17 percent and 8.90 percent, respectively. Results compared favorably versus the overall market (S&P
500) return of -12.07 percent. For the last twelve months, the Special Equity Portfolio returned 18.12 percent for the Institutional Class and 17.63 percent for the Service Class versus -12.97 percent for the S&P 500.

What a difference a year makes! Thirteen months ago value managers faced unmistakable extinction as growth and momentum stocks raced ahead regardless of fundamentals, valuations, or future sustainability of the underlying business. Supported by strong outperformance, monthly cash distributions into growth-oriented mutual funds and venture capital pools surpassed historical levels, while investment bankers clamored to lead the next initial public offering (IPO) of the latest Internet concept. Meanwhile, value managers faced daily pressures to join the technology bandwagon as new phrases such as "new economy", "digitization", and "Internet speed" graced our vernacular and promises of e-commerce displacing traditional retail shopping made the news headlines. While we never doubted the productivity enhancements that the Internet would eventually bring, we clearly questioned the rationale of this conclusion. Therefore, in the NWQ Special Equity Portfolio, we avoided the temptations and pressures to abandon our value discipline.

Today, growth-oriented investors would clearly like to forget the past year. The NASDAQ composite, which had soared incredibly quickly, has fallen even faster, dropping nearly 37 percent in the last six months and 60 percent from its high. Nearly 500 companies have been delisted from the composite and many more are on the verge of bankruptcy. Meanwhile, the performance of value stocks -- including both cyclicals and financials -- have displayed the defensive qualities investors have historically expected from this group. Performance for the value indices were modestly negative for the past six months and were moderately positive for the past year. Extending the time period to thirteen months, performance of the value indices are significantly higher. The slowing global economy and tighter credit conditions have turned investor attention away from promises of future profitability at any cost to focus on fundamentals, valuations, management strength, and earnings visibility.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

The Fed has responded to the slowing of economic growth and stock problems, aggressively cutting interest rates by 2.0 percent over the past four months and promises further easing in the months to come. Treasury bill yields have plummeted from near 6 percent at year-end to under 4 percent today and may possibly trade between 3.0-3.5 percent by this summer. Historically, once the Fed has cut interest rates four times in a row, stock market performance has turned positive, with few instances of significant downside risk. However, the daily stream of profit warnings continues to undermine each rally.

Portfolio performance for the last six-months benefited from the strong results of our bank and tobacco holdings; improved performance of our cyclical stocks; and our very limited exposure to the technology sector. Technology stocks gave way to selling pressures due to exaggerated growth assumptions, high valuations, and a lack of earnings visibility. Earnings have been clouded by increased competition, a slowing outlook for the global economy, and heavy discounting of equipment. We understand that several large financial services firms are actively purchasing technology equipment on eBay for prices as low as 20 cents on the dollar. Given the declines in valuation, some technology stocks have become attractive on a value-oriented basis. Therefore, we have recently added some exposure to the sector. Our bank stocks performed exceedingly well as investors were attracted to the groups' deeply oversold valuations, while mortgage lenders appreciated due to the surge in mortgage refinancing activity brought on by the decline in interest rates. Our bank and mortgage-related holdings include Bank of America, Countrywide Credit Industries, and IndyMac Bancorp, among others. Meanwhile, our tobacco stocks continue their strong upward climb due to favorable legal and political developments in the tobacco industry. Our tobacco stocks have more than doubled in value over the past twelve months and the upcoming spin-off of Kraft Foods from Philip Morris should provide a further catalyst for valuations. Finally, two portfolio holdings -- American General and Tosco Corp. -- received takeover offers during the period.

Looking forward, we expect volatility in the market to continue until earnings visibility for the market in general, and technology firms more specifically, becomes more apparent. As the equity markets absorb the impact of the bursting technology bubble, we note that the underpinnings of the U.S. economy continue to remain strong. The Federal budget is in surplus, inflation is low, the dollar remains strong,

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------


and central banks around the globe are lowering interest rates. These forces, along with pending federal tax cuts, could create a potential impetus for an economic recovery. We will be looking to take advantage of the current volatility in the market to make opportunistic purchases and sells for the portfolio.

Sincerely,


/s/ Jon Bosse


Jon D. Bosse, CFA
Managing Director
NWQ Investment Management Company, Inc.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

                          Ten Largest Equity Holdings
                      (as a percentage of the Portfolio)

1. Philip Morris (3.7%)                     6. Delphi Automotive Systems (2.5%)
2. Praxair (3.0%)                           7. Tosco (2.4%)
3. Torchmark (2.8%)                         8. Bank of America (2.4%)
4. Telephone & Data Systems (2.6%)          9. Loews (2.4%)
5. AT&T - Liberty Media, Cl A (2.5%)       10. MGIC Investment (2.3%)


All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.


                         Definition of the Comparative Indices
                         -------------------------------------

NASDAQ Composite Index is a market capitalization, price only, unmanaged index that tracks the performance of domestic common stocks traded on the regular NASDAQ market as well as national market system traded foreign common stocks and ADRs.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCKS -- 96.0%

                                                                         Shares            Value
                                                                         ------          -----------
CONSUMER DISCRETIONARY -- 14.2%
  Alberto Culver, Cl A................................................   14,000          $   485,100
  Albertson's.........................................................   16,200              541,080
  AT&T Liberty Media, Cl A*...........................................   63,576            1,017,216
  Carnival Cruise Lines...............................................   18,200              482,300
  E.W. Scripps, Cl A..................................................   14,000              899,080
  Ford Motor*.........................................................   31,467              927,647
  Fortune Brands......................................................   21,000              654,150
  Hasbro..............................................................   55,000              673,750
                                                                                         ------------
                                                                                           5,680,323
                                                                                         ------------
CONSUMER STAPLES -- 8.9%
  IBP.................................................................   35,000              556,500
  Loews...............................................................   14,000              943,740
  Philip Morris.......................................................   29,800            1,493,278
  Sara Lee............................................................   29,100              579,381
                                                                                         ------------
                                                                                           3,572,899
                                                                                         ------------
ENERGY -- 10.1%
  Conoco, Cl B........................................................   26,800              815,256
  Kerr-McGee..........................................................   11,400              816,810
  Noble Affiliates....................................................   18,000              782,460
  Ocean Energy........................................................   35,319              653,755
  Tosco...............................................................   21,100              971,655
                                                                                         ------------
                                                                                           4,039,936
                                                                                         ------------
FINANCIAL SERVICES -- 22.7%
  American General....................................................   18,000              784,980
  Bank of America.....................................................   17,167              961,352
  Countrywide Credit Industries.......................................   15,200              648,584
  Fidelity National Financial.........................................   28,000              655,480
  First Union.........................................................   20,500              614,385
  Hartford Financial Services.........................................   14,300              888,030
  Heller Financial, Cl A..............................................   28,000              893,480
  IndyMac Bancorp*....................................................   39,700              909,130
  JP Morgan Chase.....................................................   13,950              669,321
  MGIC Investment.....................................................   14,400              935,856
  Torchmark...........................................................   30,000            1,136,700
                                                                                         ------------
                                                                                           9,097,298
                                                                                         ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2001 (Unaudited)

COMMON STOCKS - continued

                                                                              Shares        Value
                                                                              ------     ------------
HEALTH -- 3.7%
  Aetna...................................................................    16,400     $   462,316
  HCA Healthcare..........................................................     9,400         363,780
  Tenet Healthcare*.......................................................    15,000         669,600
                                                                                         ------------
                                                                                           1,495,696
                                                                                         ------------
MATERIALS & PROCESSING -- 7.7%
  Barrick Gold............................................................    33,000         542,520
  Packaging Corporation of America*.......................................    42,000         593,460
  Praxair.................................................................    25,000       1,183,250
  Rohm & Haas.............................................................    21,900         752,703
                                                                                         ------------
                                                                                           3,071,933
                                                                                         ------------
PRODUCER DURABLES -- 7.4%
  Alstom ADR..............................................................    14,000         414,400
  Ingersoll-Rand..........................................................    12,000         564,000
  Parker Hannifin.........................................................    15,700         731,934
  Snap-On.................................................................    28,000         812,000
  York International......................................................    15,000         453,150
                                                                                         ------------
                                                                                           2,975,484
                                                                                         ------------
TECHNOLOGY -- 6.7%
  Agere Systems, Cl A*....................................................   127,300         891,100
  Agilent Technologies*...................................................    11,200         436,912
  Maxtor*.................................................................    60,800         485,184
  Quantum-Dlt & Storage Systems*..........................................    36,000         410,400
  Teradyne*...............................................................    11,200         442,400
                                                                                         ------------
                                                                                           2,665,996
                                                                                         ------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

COMMON STOCKS - concluded

                                                        Shares          Value
                                                        ------       ------------
TELECOMMUNICATIONS -- 7.0%
  ALLTEL..........................................      12,000       $    655,320
  AT&T............................................      25,432            566,625
  CoreComm*.......................................      59,200             13,616
  NTL*............................................      17,425            506,893
  Telephone & Data Systems........................      10,000          1,050,000
                                                                     ------------
                                                                        2,792,454
                                                                     ------------
TRANSPORTATION -- 4.5%
  Delphi Automotive Systems.......................      67,600          1,007,240
  Delta Air Lines.................................      17,800            783,734
                                                                     ------------
                                                                        1,790,974
                                                                     ------------

UTILITIES -- 3.1%
  DTE Energy......................................      21,000            880,320
  Teco Energy.....................................      11,000            351,890
                                                                     ------------
                                                                        1,232,210
                                                                     ------------
  TOTAL COMMON STOCKS
    (Cost $32,274,514)............................                     38,415,203
                                                                     ------------

SHORT-TERM INVESTMENT -- 4.4%

                                                         Face
                                                        Amount
                                                        ------
REPURCHASE AGREEMENT -- 4.4%
  Chase Securities, Inc. 4.30%,
     dated 04/30/01, due 05/01/01, to be
     repurchased at $1,752,209, collaterized
     by $1,725,818 of various U.S. Treasury
     Obligations valued at $1,808,568
     (Cost $1,752,000)............................  $1,752,000          1,752,000
                                                                     ------------
  TOTAL INVESTMENTS -- 100.4%
    (Cost $34,026,514) (a)........................                   $ 40,167,203
                                                                     ------------
  OTHER ASSETS AND LIABILITIES, NET -- (0.4%).....                       (145,949)
                                                                     ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Paid in Capital...................................................................    $ 32,862,143
  Undistributed Net Investment Loss.................................................          (8,003)
  Accumulated Net Realized Gain.....................................................       1,026,425
  Unrealized Appreciation...........................................................       6,140,689
                                                                                        ------------
  TOTAL NET ASSETS -- 100.0%........................................................    $ 40,021,254
                                                                                        ============
  Institutional Class Shares:
  Net Assets........................................................................    $ 38,970,467
  Shares Issued and Outstanding (authorized
     25,000,000 shares -- $0.001 par value).........................................       2,879,517
  Net Asset Value, Offering and Redemption Price Per Share..........................          $13.53
                                                                                              ======
  Institutional Service Class Shares:
  Net Assets........................................................................    $  1,050,787
  Shares Issued and Outstanding (authorized
     10,000,000 shares-- $0.001 par value)..........................................          78,257
  Net Asset Value, Offering and Redemption Price Per Share..........................          $13.43
                                                                                              ======

  *  Non-Income Producing Security
ADR  American Depositary Receipt
 Cl  Class
(a) The cost for federal income tax purposes was $34,026,514. At April 30, 2001, net unrealized appreciation for all securities based on tax cost was $6,140,689. This consisted of aggregate gross unrealized appreciation for all securities of $7,726,560 and gross unrealized depreciation for all securities of $1,585,871.


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    FOR THE SIX MONTHS ENDED
                                                    APRIL 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends ......................................................    $  288,302
Interest .......................................................        33,598
                                                                    ----------
      Total Income .............................................       321,900
                                                                    ----------
Expenses
Investment Advisory Fees -- Note B .............................       154,506
Administrative Fees -- Note C ..................................        82,697
Registration and Filing Fees ...................................        12,712
Printing Fees ..................................................         9,944
Audit Fees .....................................................         7,240
Distribution and Service Fees -- Note D ........................         5,983
Custodian Fees .................................................         5,711
Directors' Fees -- Note E ......................................         1,287
Legal Fees .....................................................           918
Other Expenses .................................................         5,662
                                                                    ----------
      Total Expenses ...........................................       286,660
Less:
Waiver of Investment Advisory Fees -- Note B ...................       (24,120)
                                                                    ----------
      Net Expenses Before Expense Offset .......................       262,540
                                                                    ----------
Expense Offset -- Note A .......................................          (281)
                                                                    ----------
      Net Expenses After Expense Offset ........................       262,259
                                                                    ----------
Net Investment Income ..........................................        59,641
                                                                    ----------
Net Realized Gain on Investments ...............................     1,026,661
Net Change in Unrealized Appreciation (Depreciation)
      on Investments ...........................................     2,221,575
                                                                    ----------
Net Gain on Investments ........................................     3,248,236
                                                                    ----------
Net Increase in Net Assets Resulting from Operations ...........    $3,307,877
                                                                    ==========


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                      Six Months
                                                                         Ended       Year Ended
                                                                    April 30, 2001   October 31,
                                                                      (Unaudited)       2000
                                                                    -------------- --------------
Increase in Net Assets
Operations:
      Net Investment Income ......................................    $    59,641     $   147,498
      Net Realized Gain ..........................................      1,026,661       2,311,493
      Net Change in Unrealized Appreciation ......................      2,221,575       1,539,782
                                                                      -----------     -----------
      Net Increase in Net Assets Resulting
      from Operations ............................................      3,307,877       3,998,773
                                                                      -----------     -----------
Distributions:
Net Investment Income:
      Institutional Class ........................................        (68,399)       (149,544)
      Institutional Service Class ................................         (3,580)         (8,936)
Net Realized Gain:
      Institutional Class ........................................     (1,943,225)       (144,151)
      Institutional Service Class ................................       (321,712)        (54,545)
                                                                      -----------     -----------
         Total Distributions .....................................     (2,336,916)       (357,176)
                                                                      -----------     -----------
Capital Share Transactions (Note H):
Institutional Class:
      Issued .....................................................      6,879,815      15,349,062
      In Lieu of Cash Distributions ..............................      2,007,647         293,695
      Redeemed ...................................................       (353,935)     (5,488,036)
                                                                      -----------     -----------
      Net Increase from Institutional Class Shares ...............      8,533,527      10,154,721
                                                                      -----------     -----------
Institutional Service Class:
      Issued .....................................................        406,984         654,009
      In Lieu of Cash Distributions ..............................        324,399          63,353
      Redeemed ...................................................     (4,497,315)     (2,851,361)
                                                                      -----------     -----------
      Net Decrease from Institutional Service Class Shares .......     (3,765,932)     (2,133,999)
                                                                      -----------     -----------
      Net Increase from Capital Share Transactions ...............      4,767,595       8,020,722
                                                                      -----------     -----------
      Total Increase .............................................      5,738,556      11,662,319
                                                                      -----------     -----------
Net Assets:
      Beginning of Period ........................................     34,282,698      22,620,379
                                                                      -----------     -----------
      End of Period (including undistributed net investment income
            (loss) of ($8,003) and $4,335, respectively) .........    $40,021,254     $34,282,698
                                                                      ===========     ===========

The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                                       Institutional Class Shares
                                                    ---------------------------------------------------------------
                                                       Six Months          Year            Year         November 4,
                                                          Ended            Ended          Ended         1997*** to
                                                     April 30, 2001      October 31,    October 31,     October 31,
                                                       (Unaudited)         2000            1999            1998
                                                    ----------------  --------------   -------------  -------------
Net Asset Value,
      Beginning of Period .........................      $ 13.28         $ 11.84         $ 10.01         $ 10.00
                                                         -------         -------         -------         -------
Income from Investment Operations
Net Investment Income .............................         0.03            0.07            0.03            0.02
Net Realized and Unrealized
      Gain (Loss) .................................         1.11            1.55            1.88           (0.01)@
                                                         -------         -------         -------         -------
      Total from Investment
         Operations ...............................         1.14            1.62            1.91            0.01
                                                         -------         -------         -------         -------
Distributions
      Net Investment Income .......................        (0.03)          (0.07)          (0.03)             --
      Net Realized Gain ...........................        (0.86)          (0.11)          (0.05)             --
                                                         -------         -------         -------         -------
      Total Distributions .........................        (0.89)          (0.18)          (0.08)             --

                                                         -------         -------         -------         -------
Net Asset Value,
      End of Period ...............................      $ 13.53         $ 13.28         $ 11.84         $ 10.01
                                                         -------         -------         -------         -------
Total Return+ .....................................         9.17%**        13.80%          19.33%           0.10%**
                                                         =======         =======         =======         =======
Ratios and Supplemental Data
Net Assets, End of Period
      (Thousands) .................................      $38,970         $29,547         $16,406         $14,167
Ratio of Expenses to
      Average Net Assets ..........................         1.25%*          1.15%           1.22%           1.16%*
Ratio of Net Investment Income
      to Average Net Assets .......................         0.36%*          0.60%           0.26%           0.42%*
Portfolio Turnover Rate ...........................           23%             49%             26%             23%

  *  Annualized
 **  Not Annualized
***  Commencement of Operations
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
  @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                       Institutional Service Class Shares
                                         ---------------------------------------------------------------
                                            Six Months          Year            Year         November 4,
                                               Ended            Ended          Ended         1997*** to
                                          April 30, 2001      October 31,    October 31,     October 31,
                                            (Unaudited)         2000            1999            1998
                                         ----------------  --------------   -------------  -------------
Net Asset Value,
   Beginning of Period ...............         $13.20          $11.77          $ 9.96          $ 9.90
                                               ------          ------          ------          ------
Income from Investment Operations
   Net Investment Income (Loss) ......          (0.02)           0.02           (0.02)          (0.01)
   Net Realized and
   Unrealized Gain (Loss) ............           1.13            1.54            1.88            0.07@
                                               ------          ------          ------          ------
   Total from Investment Operations ..           1.11            1.56            1.86            0.06
                                               ------          ------          ------          ------
Distributions
   Net Investment Income .............          (0.01)          (0.02)             --              --
   Net Realized Gain .................          (0.87)          (0.11)          (0.05)             --
                                               ------          ------          ------          ------
   Total Distributions ...............          (0.88)          (0.13)          (0.05)             --
                                               ------          ------          ------          ------
Net Asset Value,
   End of Period .....................         $13.43          $13.20          $11.77          $ 9.96
                                               ======          ======          ======          ======

Total Return+ ........................           8.90%**        13.33%          18.79%           0.61%**
                                               ======          ======          ======          ======

Ratios and Supplemental Data
Net Assets, End of Period
   (Thousands) .......................        $ 1,051          $4,735          $6,215          $5,001
Ratio of Expenses to
   Average Net Assets ................           1.65%*          1.55%           1.62%           1.56%*
Ratio of Net Investment
   Income (Loss)
   to Average Net Assets .............           0.02%*          0.13%          (0.14)%         (0.16)%*
Portfolio Turnover Rate ..............             23%             49%             26%             23%

  *  Annualized
 **  Not Annualized
***  Initial Offering of Institutional Service Class Shares.
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
  @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (Unaudited)

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The NWQ Special Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 2001, the UAM Funds were composed of 40 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require Management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

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     3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

     4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of

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     the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

          6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

     B. Investment Advisory Services: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.85% of average daily net assets.

     The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average net assets of the Portfolio's Institutional Class Shares and 1.65% of the average net assets of the Portfolio's Institutional Service Class Shares. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc, which gained control of United Asset Management Corporation ("UAM") on September 26, 2000.

     C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

     Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $94,250 and a fee based on the number of active shareholder accounts.

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     For the five months ended March 31, 2001 UAMFSI was paid $58,395, of which
$21,039 was paid to SEI for their services, $13,750 to DST for the services and $7,550 to UAMSSC for their services.

     Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

     Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $59,500. For the one month ending April 30, 2001 the Administrator was paid $7,540.

     D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

     Effective April 30, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

     In addition, the Portfolio's Service Class Shares pay service fees at an annual rate of 0.40% of the average daily value of the Portfolio's Service Class Shares owned by clients of the Service Agents.

     E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

     F. Purchases and Sales: For the six months ended April 30, 2001, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were $8,769,323 and $8,053,629, respectively.

     There were no purchases or sales of long-term U.S. Government securities.

     G. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum
(provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 2001, the Portfolio had no borrowings under the agreement.

     H. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:

                                                                              Institutional
                                      Institutional Class Shares           Service Class Shares
                                    ------------------------------     ------------------------------
                                      Six Months         Year           Six Months          Year
                                        Ended            Ended             Ended            Ended
                                    April 30, 2001     October 31,     April 30, 2001     October 31,
                                     (Unaudited)          2000           (Unaudited)         2000
                                    --------------     -----------     --------------     -----------
Shares Issued ..................       519,339         1,240,636            30,988          54,347
In Lieu of Cash Distributions ..       161,069            24,013            26,183           5,304
Shares Redeemed ................       (26,548)         (424,204)         (337,654)       (228,718)
                                      --------        ----------         ---------       ---------
Net Increase (Decrease) from
   Capital Share Transactions...       653,860           840,445          (280,483)       (169,067)
                                      ========        ==========         =========       =========

     I. Other: At April 30, 2001, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for the Portfolio was as follows:

                                                    No. of            %
                                                 Shareholders     Ownership
                                                 ------------    -----------
    Institutional Class ........................      2              89%
    Institutional Service Class ................      1              86%

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Officers and Directors                  Linda T. Gibson, Esq.
                                        Vice President and Secretary
James F. Orr, III
Director, President and Chairman        Sherry Kajdan Vetterlein
                                        Vice President and Assistant Secretary
John T. Bennett, Jr.
Director                                Christopher Salfi
                                        Treasurer
Nancy J. Dunn
Director                                Molly S. Mugler
                                        Assistant Secretary
Philip D. English
Director

William A. Humenuk
Director

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-UAM-LINK (826-5465)
www.uam.com

Investment Adviser
NWQ Investment Management Company
2049 Century Park East, 4th Floor
Los Angeles, CA 90067
www.nwq.com

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
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